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Exhibit 21.1

SUBSIDIARIES OF VENTAS, INC.
AS OF APRIL 27, 2005

Ventas Realty, Limited Partnership, a Delaware limited partnership
Ventas LP Realty, LLC., a Delaware limited liability company
Ventas Finance I, LLC, a Delaware limited liability company
Ventas Finance I, Inc., a Delaware corporation ("VFI Inc."). VFI Inc. does business under the following names:
Ventas Finance I (KY), Inc.;
Ventas Finance I (UT), Inc.;
Ventas Finance I (WA), Inc,; and
Ventas Finance I (WI), Inc.
Ventas Specialty I, LLC, a Delaware limited liability company
Ventas Specialty I, Inc., a Delaware corporation
Ventas Capital Corporation, a Delaware corporation
Ventas Healthcare Properties, Inc., a Delaware corporation
Ventas TRS, LLC, a Delaware limited liability company
Ventas Framingham, LLC, a Delaware limited liability company
Ventas Management, LLC, a Delaware limited liability company
Ventas Fairwood, LLC, a Delaware limited liability company
Ventas Springfield/Findlay, LLC, a Delaware limited liability company
Ventas Belleville, LLC, a Delaware limited liability company
Ventas Farmington Hills, LLC, a Delaware limited liability company
Ventas Kansas City I, LLC, a Delaware limited liability company
Ventas Regency Medical Park I, LLC, a Delaware limited liability company
Ventas Bayshore Medical, LLC, a Delaware limited liability company
Ventas Whitehall Estates, LLC, a Delaware limited liability company
Ventas Brighton, LLC, a Delaware limited liability company
Ventas Cal Sun LLC, a Delaware limited liability company
Ventas Sun LLC, a Delaware limited liability company
VTRP Merger Sub, LLC, a Delaware limited liability company
ElderTrust, a Maryland real estate investment trust
ElderTrust Operating Limited Partnership, a Delaware limited partnership
ET Capital Corp., a Delaware corporation
ET GENPAR, L.L.C., a Delaware limited liability company
ET Sub-Belvedere Limited Partnership, L.L.P., a Virginia limited liability partnership
ET Belvedere Finance, L.L.C., a Delaware limited liability company
ET Belvedere Finance, Inc., a Delaware corporation
ET Sub-Berkshire Limited Partnership, a Delaware limited partnership
ET Berkshire, LLC, a Delaware limited liability company
ET Sub-Cabot Park, L.L.C., a Delaware limited liability company
Cabot ALF, L.L.C., a Delaware limited liability company
ET Sub-Cleveland Circle, L.L.C. a Delaware limited liability company
Cleveland ALF, L.L.C., a Delaware limited liability company
ET Sub-DCMH Limited Partnership, L.L.P., a Virginia limited liability partnership
ET DCMH Finance, L.L.C., a Delaware limited liability company
ET DCMH Finance, Inc., a Delaware corporation
ET Sub-Heritage Andover, L.L.C., a Delaware limited liability company
ET Heritage Andover Finance, Inc., a Delaware corporation
ET Sub-Heritage Woods, L.L.C., a Delaware limited liability company
ET Sub-Highgate, L.P., a Pennsylvania limited partnership
ET Sub-Lacey I, L.L.C., a Delaware limited liability company

ET Sub-Lehigh Limited Partnership, a Delaware limited partnership
ET Lehigh, LLC, a Delaware limited liability company
ET Sub-Lopatcong, L.L.C., a Delaware limited liability company
ET Sub-Pennsburg Manor Limited Partnership, L.L.P., a Virginia limited liability partnership
ET Pennsburg Finance, L.L.C., a Delaware limited liability company
ET Sub-Phillipsburg I, L.L.C., a Delaware limited liability company
ET Sub-Pleasant View, L.L.C., a Delaware limited liability company
ET Sub-POB I Limited Partnership, L.L.P., a Virginia limited liability partnership
ET POBI Finance, L.L.C., a Delaware limited liability company
ET POBI Finance, Inc., a Delaware corporation
ET Sub-Rittenhouse Limited Partnership, L.L.P., a Virginia limited liability partnership
ET Sub-Riverview Ridge Limited Partnership, L.L.P., a Virginia limited liability partnership
ET Sub-Sanatoga Limited Partnership, a Delaware limited partnership
ET Sanatoga, LLC, a Delaware limited liability company
ET Sub-SMOB, L.L.C., a Delaware limited liability company
ET Sub-Vernon Court, L.L.C., a Delaware limited liability company
Vernon ALF, L.L.C., a Delaware limited liability company
ET Sub-Wayne I, Limited Partnership, L.L.P., a Virginia limited liability partnership
ET Wayne Finance, L.L.C., a Delaware limited liability company
ET Wayne Finance, Inc., a Delaware corporation
ET Sub-Willowbrook Limited Partnership, L.L.P., a Virginia limited liability partnership
ET Sub-Woodbridge, L.P., a Pennsylvania limited partnership

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SUBSIDIARIES OF VENTAS, INC. AS OF APRIL 27, 2005